                                                                    Exhibit 4.25
                                                                [EXECUTION COPY]


                             TRADEMARK SECURITY AGREEMENT
                             ----------------------------


         This TRADEMARK SECURITY AGREEMENT (this "AGREEMENT"), dated as of June 30, 1997, is made between LEINER HEALTH PRODUCTS INC., a Delaware corporation (the "GRANTOR"), and THE BANK OF NOVA SCOTIA, as collateral agent (the "AGENT") for each of the Secured Parties;

                                W I T N E S S E T H :
                                - - - - - - - - - -

         WHEREAS, pursuant to a Credit Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the ("CREDIT AGREEMENT"), among Leiner Health Products Group Inc., a Delaware corporation ("LHPG" or the "U.S. BORROWER" (prior to the Assumption)), Vita Health Company (1985) Ltd., a Manitoba corporation (the "CANADIAN BORROWER", and together with the U.S. Borrower, the "BORROWERS"), the various financial institutions as are or may become parties thereto which extend a Commitment under the U.S. Facility (collectively, the "U.S. LENDERS"), the various financial institutions as are or may become parties thereto which extend a Commitment under the Canadian Facility (collectively, the "CANADIAN LENDERS", and together with the U.S. Lenders, the "LENDERS"), The Bank of Nova Scotia ("SCOTIABANK"), as agent for the U.S. Lenders under the U.S. Facility (in such capacity, the "U.S. AGENT"), and Scotiabank, as agent for the Canadian Lenders under the Canadian Facility (in such capacity, the "CANADIAN AGENT"), the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrowers;

         WHEREAS, as contemplated by the Credit Agreement, immediately following the making of the initial Credit Extensions, the Grantor and LHPG have delivered the Assumption Agreement, pursuant to which the Grantor has assumed (the "ASSUMPTION") the rights and obligations of LHPG as (and has become) the "U.S. Borrower" under the Credit Agreement;

         WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a U.S. Borrower Security Agreement, dated as of June 30, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "SECURITY AGREEMENT");

         WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extensions) and the execution and delivery of the Assumption Agreement under the Credit Agreement, the Grantor is required to execute and deliver this Agreement; and

         WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extensions) to the Borrowers pursuant to the Credit Agreement, and to induce the Secured Parties to enter into Rate Protection Agreements, if any, the Grantor agrees, for the benefit of each Secured Party, as follows:

         SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

         SECTION 2. GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all Obligations, the Grantor does hereby grant to the Agent a security interest in, for the ratable benefit of the Secured Parties, all of the following property (the "TRADEMARK COLLATERAL"), whether now owned or hereafter acquired by it:

         (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, designs and general intangibles of a like nature owned by the Grantor in the Grantor's name as such may be changed from time to time (all of the foregoing items in this CLAUSE (A) being collectively called a "TRADEMARK"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in ITEM A of ATTACHMENT 1 attached hereto, PROVIDED, HOWEVER, that Trademark Collateral shall not include "intent to use" applications for trademark or service mark registrations filed in the United States Patent and Trademark Office pursuant to Section l(b) of the Lanham Act, 15 U.S.C. Section 1051, unless and until an Amendment to Allege Use or a Statement of Use under Section l(c) or l(d) of said Act has been filed;

         (b) all Trademark licenses of the Grantor, including each Trademark license referred to in ITEM B of ATTACHMENT 1 attached hereto subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses;

         (c) all reissues, extensions or renewals of any of the items described in CLAUSES (A) and (B);

         (d) all of the goodwill of the business of the Grantor connected with the use of, and symbolized by the items described in, CLAUSES (A) and
    (B); and

         (e) all proceeds of, and rights of the Grantor associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark or Trademark registration including any Trademark or Trademark registration referred to in ITEM A of ATTACHMENT 1 attached hereto, or for any injury to the goodwill of the Grantor associated with the use of any such Trademark or for breach or enforcement of any Trademark license subject, in each case, to the terms of such license agreements.

         SECTION 3. SECURITY AGREEMENT. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Agent in the Trademark Collateral with the United States Patent and Trademark Office and, to the extent required by the Security Agreement, corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

         SECTION 4. RELEASE OF SECURITY INTEREST. Upon the payment in full in cash, or cash collateralization, of all Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements entered into pursuant to the Credit Agreement and the termination of all Commitments, the security interest granted herein and all related Liens shall terminate and all rights to the Trademark Collateral shall revert to the Grantor. Upon any such termination or release, the Agent will, at the Grantor's sole expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination of the security interest in the Trademark Collateral granted herein and all related Liens.

         SECTION 5. ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6. LOAN DOCUMENT, ETC. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                            LEINER HEALTH PRODUCTS INC.


                                            By /s/ William B. Towne
                                              ---------------------------------
                                              Name:   William B. Towne
                                              Title:  Executive Vice President-
                                                           Finance


                                            THE BANK OF NOVA SCOTIA,
                                              as Agent


                                            By /s/ Gary McDonough
                                              ---------------------------------
                                              Name:   Gary McDonough
                                              Title:

                                                                    Attachment 1
                                                                    to Trademark
                                                              Security Agreement

 Item A.                           TRADEMARKS

                              Registered Trademarks

     Country         Trademark         Registration No.    Registration Date
     -------     ------------------    ----------------    -----------------

       USA       DREMELON                   672,108             1-6-59

       USA       JET-AWAKE                  698,477             5-31-60

       USA       TELESTRES                  707,739             11-29-60

       USA       STRIKES PAIN               733,291             6-26-62

       USA       GORDON'S ECONO-PAK         742,896             1-1-63

       USA       CHOOM EE'S                 789,316             5-11-65

       USA       TRU-NATURE                 964,561             7-24-73

       USA       COUNCILABS                 973,800             11-27-73

       USA       SNIP E                   1,005,174             2-25-75

       USA       YOUR LIFE                1,029,138             1-6-76

       USA       FORMULA RDA              1,034,189             2-24-76

       USA       TRU-NATURE               1,076,778             11-8-77*

       USA       VITALIFE                 1,094,936             7-4-78

       USA       YOUR LIFE & DESIGN       1,118,048             5-15-79

       USA       SUBSTANCE II             1,137,182             6-24-80

       USA       MY-A-MULTI               1,131,599             3-11-80

       USA       DIETIC                   1,175,765             11-3-81

       USA       VITA-FRESH               1,152,085             4-28-81

       USA       FORMULA 36               1,172,810             10-13-81

       USA       DAILY VITAMIN PAK        1,178,785             11-24-81


-------------------------
*  This mark has been abandoned and this registration will not be renewed.

                                                                    Attachment 1
                                                                    to Trademark
                                                              Security Agreement

                            Registered Trademarks

     Country         Trademark         Registration No.    Registration Date
     -------     ------------------    ----------------    -----------------

       USA       L-FORMULA                  1,189,083           2-9-82

       USA       FULVITA                    1,190,422           2-23-82

       USA       SUPER VITA-HEALTH 36       1,232,483           3-29-83

       USA       VITA-HEALTH                1,239,943           5-31-83

       USA       NATURE'S HARMONY           1,257,332           11-15-83

       USA       EVERYDAY ATHLETE           1,259,763           12-6-83

       USA       YOUR LIFE                  1,267,613           2-21-84

       USA       SENIOR'S CHOICE            1,308,596           12-11-84

       USA       HEALTHY LIFE               1,310,734           12-25-84

       USA       GRAND-SLAM                 1,313,044           1-8-85

       USA       LIGHTWEIGHT                1,313,046           1-8-85

       USA       BURST                      1,313,045           1-8-85

       USA       NBF NATIONAL
                 BRAND FORMULA              1,320,310           2-19-85

       USA       MAXIMUM CHOICE             1,338,731           6-4-85

       USA       MAXIMUM PAK                1,374,543           12-10-85

       USA       EXECUTIVE'S CHOICE         1,385,699           3-11-86

       USA       MAN'S CHOICE               1,387,982           4-1-86

       USA       WOMAN'S CHOICE             1,387,981           4-1-86

       USA       YOUR LIFE & DESIGN         1,402,829           7-29-86

                                                                    Attachment 1
                                                                    to Trademark
                                                              Security Agreement


                            Registered Trademarks

     Country         Trademark         Registration No.    Registration Date
     -------     ------------------    ----------------    -----------------

       USA       CHUBBLES                   1,418,458           11-25-86**

       USA       NATURES'S PREMIUM          1,433,522           3-24-87

       USA       BEARFOOT                   1,435,638           4-7-87***

       USA       DAILY PAK                  1,503,542           9-13-88

       USA       PHARMACIST FORMULA         1,509,847           10-25-88

       USA       PHARMACIST FORMULA
                 & DESIGN                   1,537,889           5-9-89

       USA       PHARMACIST FORMULA
                 & DESIGN                   1,591,651           4-17-90

       USA       PHARMACIST FORMULA         1,592,720           4-24-90

       USA       YOUR LIFE & DESIGN         1,596,015           5-15-90

       USA       PURITY & QUALITY
                 GUARANTEED                 1,604,326           7-3-90

       USA       THERA PLUS                 1,608,014           7-31-90

       USA       CENTRAL-LIFE               1,630,503           1-1-91****

       USA       CENTRAL-VITE               1,630,504           1-1-91

       USA       NATURALIZED                1,663,752           11-5-91

-------------------------
** This mark has been abandoned and this registration will not be renewed. *** This mark has been abandoned and this registration will not be renewed. **** This mark has been abandoned and this registration will not be renewed.

                                                                    Attachment 1
                                                                    to Trademark
                                                              Security Agreement


                            Registered Trademarks

     Country            Trademark           Registration No.   Registration Date
     -------    -----------------------     ----------------   -----------------

       USA      PHARMACIST FORMULA
                & DESIGN                        1,678,249           3-10-92

       USA      NRL GOLD BANNER
                & DESIGN                        1,683,558           4-21-92

       USA      PROVEN RELEASE FORMULA
                & DESIGN                        1,698,545           6-30-92

       USA      RELEASE TESTED & DESIGN         1,706,198           8-11-92

       USA      SUPREME QUALITY                 1,710,877           8-25-92

       USA      BODYCOLOGY                      1,719,286           9-22-92

       USA      DISSOLUTION TESTED
                PROVEN RELEASE & DESIGN         1,721,198           9-29-92

       USA      DISSOLUTION TESTED
                PROVEN RELEASE & DESIGN         1,730,435           11-3-92

       USA      RELEASE ASSURED
                & DESIGN                        1,742,102           12-22-92

       USA      TRU NATURE & DESIGN             1,745,052           1-5-93

       USA      PROVEN RELEASE & DESIGN         1,745,043           1-5-93

       USA      ALLERCOLD                       1,746,289           1-12-93

       USA      SPACE KIDS                      1,748,098           1-26-93

                                                                    Attachment 1
                                                                    to Trademark
                                                              Security Agreement


                            Registered Trademarks

     Country            Trademark           Registration No.   Registration Date
     -------    -----------------------     ----------------   -----------------

       USA      ABSTRACT DESIGN
                OF A FLOWER                     1,749,184           1-26-93

       USA      BODYCOLOGY (Script)             1,749,731           2-2-93

       USA      DISSOLUTION TESTED
                RELEASE ASSURED & DESIGN        1,753,433           2-16-93

       USA      PHARMACIST FORMULA
                & DESIGN                        1,765,207           4-13-93

       USA      PHARMACIST FORMULA              1,763,596           4-6-93

       USA      PHARMACIST FORMULA
                & DESIGN                        1,763,597           4-6-93

       USA      HISTA TABS                      1,768,400           5-4-93

       USA      RELEASE ASSURED
                & DESIGN                        1,773,376           5-25-93

       USA      SELECT FORMULA                  1,773,363           5-25-93

       USA      RELEASE ASSURED
                & DESIGN                        1,782,015           7-13-93

       USA      DRYFEDRINE                      1,783,199           7-20-93

       USA      PC PHARMACIST                   1,788,756           8-17-93

       USA      SLUMBER TIME                    1,789,833           8-24-93

       USA      PHARMACIST VALUE                1,789,839           8-24-93

                                                                    Attachment 1
                                                                    to Trademark
                                                              Security Agreement


                            Registered Trademarks

     Country             Trademark          Registration No.   Registration Date
     -------    -------------------------   ----------------   -----------------

       USA      RELEASE ASSURED & DESIGN        1,794,087           9-21-93

       USA      ECOLOGIZED                      1,802,519           11-2-93

       USA      LACTASE 3300                    1,811,401           12-14-93

       USA      LABORATORY TESTED RELEASE
                ASSURED & DESIGN                1,801,738           10-26-93

       USA      DISINTEGRATION TESTED
                RELEASE ASSURED & DESIGN        1,801,737           10-26-93

       USA      LUBRICARE                       1,831,007           4-19-94

       USA      CREATED FROM NATURE             1,867,904           12-20-94

       USA      DAILY PAK SELECT                1,877,375           2-7-95

       USA      PHARMACIST BEST                 1,881,114           2-28-95

       USA      OPTIMUM BALANCE                 1,881,149           2-28-95

       USA      PHARMACIST TRUST                1,884,193           3-14-95

       USA      PHARMACIST OWN                  1,885,526           3-21-95

       USA      PHARMACIST FIRST                1,885,527           3-21-95

       USA      PHARMACIST NUMBER 1             1,885,528           3-21-95

       USA      CENTRAL-VITE SUPREME            1,885,535           3-21-95

                                                                    Attachment 1
                                                                    to Trademark
                                                              Security Agreement



                            Registered Trademarks

     Country             Trademark          Registration No.   Registration Date
     -------    -------------------------   ----------------   -----------------


       USA      PHARMACIST FRIEND              1,885,529           3-21-95

       USA      PHARMACIST REFERRAL            1,884,188           3-14-95

       USA      PHARMACIST SOLUTION            1,884,189           3-14-95

       USA      PHARMACIST BLEND               1,884,190           3-14-95

       USA      PHARMACIST PICK                1,884,191           3-14-95

       USA      PHARMACIST ANSWER              1,884,192           3-14-95

       USA      PHARMACIST TRUSTED             1,884,194           3-14-95

       USA      ASSURED RELEASE & DESIGN       1,886,507           3-28-95

       USA      TODAY'S PHARMACIST             1,887,706           4-4-95

       USA      PHARMACIST SYSTEM              1,887,714           4-4-95

       USA      BABYCOLOGY                     1,906,239           7-18-95

       USA      LHP AND DESIGN                 1,913,897           8-22-95

       USA      PHARMACIST CARE                1,912,171           8-15-95

       USA      PHARMACIST RELIEF              1,931,895           10-31-95

       USA      CENTRAL-VITE PLUS              1,915,779           8-29-95

       USA      REPLENISH                      1,926,257           10-10-95

                                                                    Attachment 1
                                                                    to Trademark
                                                              Security Agreement



                            Registered Trademarks

   Country              Trademark          Registration No.   Registration Date
  ----------    ------------------------   ----------------   -----------------

       USA        THE VITAMIN STORE          1,951,912           1-23-96

       USA        PHYTO-CONCENTRATES         1,969,648           4-23-96

       USA        BEYOND VITAMINS            1,971,903           4-30-96

       USA        LIQUI-COAT                 1,986,734           7-16-96

       USA        BODYCOLOGY (Script)        1,989,228           7-23-96

       USA        KWIK-KAP                   2,012,314           10-29-96

       USA        FORMULAE USP               2,033,157           1-21-97

       USA        LIQUID LIFT                2,035,351           2-4-97

       USA        BIO-BALANCE                2,041,108           2-25-97

       USA        LEINER HEALTH PRODUCTS
                  & DESIGN                   2,059,591           5-6-97

  California      YOUR LIFE                California 53094      4-28-75

  California      PHARMACIST FORMULA       California 94202      6-14-91
                  ADJACENT THE
                  REPRESENTATION OF A
                  MORTAR AND PESTLE


                       FOREIGN TRADEMARK REGISTRATIONS

   Country              Mark                  Reg. No.           Reg. Date
  ---------          ----------               ---------          ---------

  Argentina          BODYCOLOGY               1,549,896          01/31/95

  Argentina          BODYCOLOGY               1,549,895          01/31/95

                                                                Attachment 1
                                                                to Trademark
                                                          Security Agreement


                     FOREIGN TRADEMARK REGISTRATIONS

     Country            Mark                Reg. No.           Reg. Date
     -------            ----                --------           ---------

Argentina        PHYTO-NUTRIENTS            1,574,447           05/17/96
Argentina        YOUR LIFE                  1,488,512           11/30/93
Argentina        PHARMACIST FORMULA         1,612,272           08/22/96
Australia        VITA-FRESH                 B418,057            11/09/84
Australia        YOUR LIFE                  A303,284            12/21/76
Bulgaria         PHARMACIST FORMULA         28,612              06/27/96
Bulgaria         YOUR LIFE                  26,679              11/13/95
Canada           BODYCOLOGY                 444,247             06/23/95
Canada           NATURE'S HARMONY           304,672             07/12/85
Canada           PHARMACIST FORMULA         463,731             09/27/96
Canada           YOUR LIFE                  228,785             02/21/79
Chile            BODYCOLOGY                 421,742             02/10/94
China            BODYCOLOGY                 888,341             10/27/96
China            YOUR LIFE                  685,624             09/01/95
Columbia         BODYCOLOGY                 192,452             12/23/96
Columbia         NATURAL LIFE               148,953             08/24/93
Costa Rica       VITA-FRESH                 65,013              04/18/85
Ecuador          BODYCOLOGY                 252-97              03/12/97
Hong Kong        BODYCOLOGY                 3274/96             12/22/94
Italy            NATURAL LIFE               439,451             03/17/81
Italy            YOUR LIFE                  439,450             03/17/81
Japan            BODYCOLOGY                 3,296,573           04/25/97
Japan            NATURAL LIFE               2,508,775           02/26/93

                                                              Attachment 1
                                                              to Trademark
                                                        Security Agreement




                       FOREIGN TRADEMARK REGISTRATIONS

     Country            Mark                Reg. No.             Reg. Date
     -------            ----                --------

Japan            SUBSTANCE II               2,395,314           03/31/92
Japan            YOUR LIFE                  1,740,629           01/23/85
Japan            YOUR LIFE (Katakana)       2,616,893           01/31/94
Japan            YOUR LIFE (Katakana)       2,691,018           5/27/96
Japan            YOUR LIFE                  3,296,575           04/25/97
Japan            YOUR LIFE (Katakana)       3,296,576           04/25/97
Korea            BODYCOLOGY                 350,666             11/27/96
Korea            BODYCOLOGY                 350,667             11/27/96
Mexico           BODYCOLOGY                 450,043             01/12/94
Mexico           FLOWER DESIGN              450,042             01/12/94
Mexico           NEW ERA                    480,932             11/29/94
Mexico           PHARMACIST FORMULA         458,316             04/25/94
Mexico           PHYTO-NUTRIENTS            498,447             07/25/95
Mexico           YOUR LIFE                  490,877             05/03/93
Moldova          YOUR LIFE                  4,390               06/23/95
New Zealand      NATURAL LIFE               250,595             06/26/95
New Zealand      NATURAL LIFE               266,085             08/20/96
New Zealand      YOUR LIFE                  250,594             06/26/95
Peru             BODYCOLOGY                 27,288              07/10/96
Peru             YOUR LIFE                  27,289              07/10/96
Romania          YOUR LIFE                  23,805              02/16/97
Russia           BODYCOLOGY                 144,765             02/29/96
Saudi Arabia     BODYCOLOGY                 365/18              12/31/95

                                                              Attachment 1
                                                              to Trademark
                                                        Security Agreement




                       FOREIGN TRADEMARK REGISTRATIONS

     Country            Mark                Reg. No.             Reg. Date
     -------            ----                --------            ----------

Saudi Arabia     YOUR LIFE                  377/77              08/09/95
Spain            FLOWER DESIGN              1,759,189           04/30/93
Switzerland      BODYCOLOGY                 441,127             04/25/97
Switzerland      YOUR LIFE                  439,225             10/21/96
Taiwan           FLOWER DESIGN              619,886             12/16/93
Taiwan           FLOWER DESIGN              617,796             12/01/93
Taiwan           BODYCOLOGY                 617,795             12/01/93
Taiwan           BODYCOLOGY                 622,227             12/01/93
Taiwan           NATURAL LIFE               716,049             06/16/96
Taiwan           YOUR LIFE                  685,624             09/01/95
Thailand         YOUR LIFE                  kor36,721           10/26/95
UAE              BODYCOLOGY                 5,625               07/03/96
UAE              NATURAL LIFE               6,406               08/12/95
UAE              YOUR LIFE                  5,705               07/07/96
UK               BODYCOLOGY                 1,250,928           09/25/85
UK               BODYCOLOGY                 2,006,693           12/28/94
UK               BURST                      1,458,246           03/14/91
UK               NATURAL LIFE               1,175,140           05/18/82
UK               VITA-FRESH                 1,229,652           11/06/84
UK               YOURLIF                    1,072,487           12/29/76
Vietnam          BODYCOLOGY                 19,201              12/01/95
Vietnam          NATURAL LIFE               24,074              05/11/96
Vietnam          YOUR LIFE                  19,202              12/01/95

                                                              Attachment 1
                                                              to Trademark
                                                        Security Agreement



                      Pending Trademark Applications
                      ------------------------------
     Country           Trademark           Serial No.          Filing Date
     -------           ---------           ----------          -----------

USA              ANTIOXIDANT PAK            74/359,579          2-16-93(*****)
USA              NATURE'S CHOICE            74/484,440          1-27-94
USA              RECTANGLE WITH OBLIQUE     74/486,615          2-4-94
                 OVAL DESIGN
USA              PHYTO-NUTRIENTS & DESIGN   74/590,438          10-25-94
USA              PHYTOPRINT                 74/656,580          4-5-95
USA              PHYTOGRAPH                 74/717,312          8-18-95
USA              BOOSTER PAK                74/732,911          9-22-95
USA              OCEAN DEW                  74/735,644          9-28-95
USA              VITA-FRESH                 75/024,396          11-27-95
USA              YOUR LIFE                  75/064,603          2-28-96
USA              LEINER HEALTH PRODUCTS     75/064,602          2-28-96
USA              APPLE                      75/114,447          6-5-96
USA              VITAMANIA                  75/145,244          8-5-96
USA              PHARMACEUTICAL GRADE       75/166,671          9-16-96
USA              SPECIAL REFINING           75/169,471          9-20-96
                 GUARANTEES PURITY!
USA              SPECIALLY PROCESSED AND    75/169,472          9-20-96
                 REFINED FOR EXTRA PURITY

-------------------------

(*****)Final refusal mailed.

                                                              Attachment 1
                                                              to Trademark
                                                        Security Agreement



                      Pending Trademark Applications
                      ------------------------------
     Country           Trademark           Serial No.          Filing Date
     -------           ---------           ----------          -----------

USA              MEMORY SUPPORT COMPLEX     75/204,606          11-26-96
USA              CARDIO COMPLEX             75/204,607          11-26-96
USA              SUPER E                    75/204,608          11-26-96
USA              E-MERGE                    75/226,688          1-14-97
USA              ENERGY COMPLEX             75/238,653          2-10-97
USA              IMPERIAL GINSENG           75/252,865          3-6-97
USA              ULTIMUM                    75/271,340          4-8-97
USA              GINSEVEN                   75/285,684          5-2-97
Argentina        NATURAL LIFE               2,026,121           3/11/96
Australia        BODYCOLOGY                 703,336             2/28/96
Australia        NATURAL LIFE               703,337             2/28/96
Australia        PHYTO-NUTRIENTS            703,335             2/28/96
Bahrain          YOUR LIFE                  850/95              6/28/95
Benelux          YOUR LIFE                  880823              10/18/96
Brazil           BODYCOLOGY                 818,551,453         5/31/95
Brazil           NATURAL LIFE (Stylized)    818,999,411         1/11/96
Brazil           NATURAL LIFE (Stylized)    818,999,420         1/11/96
Brazil           PHARMACIST FORMULA         819,165,530         3/29/96
Brazil           PHYTO-NUTRIENTS & DESIGN   818,777,478         9/20/95
Brazil           YOUR LIFE                  818,601,132         6/16/95

                                                                    Attachment 1
                                                                    to Trademark
                                                              Security Agreement


                      Pending Trademark Applications
                      ------------------------------
     Country           Trademark           Serial No.          Filing Date
     -------           ---------           ----------          -----------

Canada           PHYTO-NUTRIENTS & DESIGN   770,309             12/7/94
Canada           TRU-NATURE                 812,380             5/10/96
Chile            YOUR LIFE                  334,929             2/20/96
China            LEINER                     970008281           1/27/97
China            LEINER                     970008282           1/27/97
China            NATURAL LIFE               950,150,595         11/3/95
China            NATURE'S GIFT              960,137,031         12/12/96
China            YOUR LIFE                  950,150,596         11/3/95
Colombia         BODYCOLOGY                 96/008,847          2/26/96
Colombia         NATURAL LIFE               96/008,848          2/26/96
Colombia         YOUR LIFE                  96/019,027          4/19/96
Ecuador          BODYCOLOGY                 58764/95            7/23/95
Ecuador          NATURAL LIFE               58762/95            7/3/95
Ecuador          PHARMACIST FORMULA         58761/95            7/3/95
Ecuador          YOUR LIFE                  58763/95            7/3/95
France           YOUR LIFE                  96/650,930          11/15/96
Germany          YOUR LIFE                  396 47 337.7        10/24/96
Greece           PHYTO-NUTRIENTS & Design   126027              9/4/95
Greece           YOUR LIFE                  126058              9/7/95
Guatemala        VITA-FRESH                 Unknown             Unknown
Hong Kong        VITA FRESH                 94/15262            12/22/94
Hong Kong        YOUR LIFE                  94/15261            12/22/94
Indonesia        BODYCOLOGY                 D95-4537            3/20/95

                                                                    Attachment 1
                                                                    to Trademark
                                                              Security Agreement


                      Pending Trademark Applications
                      ------------------------------
     Country           Trademark           Serial No.          Filing Date
     -------           ---------           ----------          -----------

Indonesia        NATURAL LIFE               D95-9960            6/12/95
Indonesia        PHARMACIST FORMULA         D95-16477           9/13/95
Indonesia        PHYTO-NUTRIENTS & DESIGN   D95-16305           9/11/95
Indonesia        YOUR LIFE                  D95-4538            3/20/95
Israel           YOUR LIFE                  104,556             4/12/96
Israel           YOUR LIFE                  105,670             6/7/96
Israel           YOUR LIFE                  105,671             6/7/96
Italy            BODYCOLOGY                 RM96C001755         4/15/96
Italy            PHYTO-NUTRIENTS & DESIGN   MI95C011680         11/22/95
Japan            DISSOLUTION TESTED         7,133,709           12/22/95
Japan            DISSOLUTION TESTED         7,133,710           12/22/95
Japan            DISSOLUTION TESTED         7,133,711           12/22/95
                 in Katakana
Japan            DISSOLUTION TESTED         7,133,712           12/22/95
                 in Katakana
Japan            NATURAL LIFE               7,133,725           12/22/95
Japan            NATURAL LIFE               7,133,726           12/22/95
Japan            NATURAL LIFE in Katakana   7,133,727           12/22/95
Japan            NATURAL LIFE in Katakana   7,133,728           12/22/95
Japan            NATURALIZED                7,133,701           12/22/95

                                                              Attachment 1
                                                              to Trademark
                                                        Security Agreement


                      Pending Trademark Applications
                      ------------------------------
     Country           Trademark           Serial No.          Filing Date
     -------           ---------           ----------          -----------

Japan            NATURALIZED                7,133,702           12/22/95
Japan            NATURALIZED in Katakana    7,133,703           12/22/95
Japan            NATURALIZED in Katakana    7,133,704           12/22/95
Japan            NATURE'S HARMONY           7,133,705           12/22/95
Japan            NATURE'S HARMONY           7,133,706           12/22/95
                 in Katakana
Japan            NATURE'S HARMONY           7,133,707           12/22/95
                 in Katakana
Japan            NATURE'S HARMONY
                 in Katakana                7,133,708           12/22/95
Japan            NATURE'S PREMIUM           7,133,737           12/22/95
Japan            NATURE'S PREMIUM           7,133,738           12/22/95
Japan            NATURE'S PREMIUM           7,133,739           12/22/95
                 in Katakana
Japan            NATURE'S PREMIUM           7,133,740           12/22/95
                 in Katakana
Japan            PHARMACIST FORMULA         116191/1994         11/16/94
Japan            PHYTO-NUTRIENTS & Design   123098/1994         12/06/94
Japan            PROVEN RELEASE & Design    116564/1995         11/09/95

                                                              Attachment 1
                                                              to Trademark
                                                        Security Agreement


                      Pending Trademark Applications
                      ------------------------------
     Country           Trademark           Serial No.          Filing Date
     -------           ---------           ----------          -----------

Japan            PROVEN RELEASE & Design    116565/1995         11/09/95
Japan            PROVEN RELEASE & Design    116566/1995         11/09/95
Japan            PURITY & QUALITY           116567/1995         11/09/95
                 GUARANTEED & Design
Japan            PURITY & QUALITY           116568/1995         11/09/95
                 GUARANTEED & Design
Japan            PURITY & GUARANTEED        116569/1995         11/09/95
                 & Design
Japan            RELEASE ASSURED            7,133,713           12/22/95
Japan            RELEASE ASSURED            7,133,714           12/22/95
Japan            RELEASE ASSURED            7,133,715           12/22/95
                 in Katakana
Japan            RELEASE ASSURED
                 in Katakana                7,133,716           12/22/95
Japan            TRU-NATURE                 7,133,717           12/22/95
Japan            TRU-NATURE                 7,133,718           12/22/95
Japan            TRU-NATURE in Katakana     7,133,719           12/22/95
Japan            TRU-NATURE in Katakana     7,133,720           12/22/95
Japan            VITA FRESH                 7,133,733           12/22/95
Japan            VITA FRESH                 7,133,734           12/22/95

                                                              Attachment 1
                                                              to Trademark
                                                        Security Agreement


                      Pending Trademark Applications
                      ------------------------------
     Country           Trademark           Serial No.          Filing Date
     -------           ---------           ----------          -----------

Japan            VITA FRESH in Katakana     7,133,735           12/22/95
Japan            VITA FRESH in Katakana     7,133,736           12/22/95
Japan            VITA-HEALTH                7,133,721           12/22/95
Japan            VITA-HEALTH                7,133,722           12/22/95
Japan            VITA-HEALTH in Katakana    7,133,723           12/22/95
Japan            VITA-HEALTH in Katakana    7,133,724           12/22/95
Japan            VITAL LIFE                 7,133,729           12/22/95
Japan            VITAL LIFE                 7,133,730           12/22/95
Japan            VITAL LIFE in Katakana     7,133,731           12/22/95
Japan            VITAL LIFE in Katakana     7,133,732           12/22/95
Japan            YOUR LIFE                  116561/1995         11/09/95
Japan            YOUR LIFE                  116562/1995         11/09/95
Japan            YOUR LIFE (Katakana)       116563/1995         11/09/95
KOREA (South)    PHYTO-NUTRIENTS & Design   95/32910            8/25/95
KOREA (South)    YOUR LIFE                  96/15120            4/16/96
KOREA (South)    YOUR LIFE                  96/14632            4/12/96
Kuwait           YOUR LIFE                  32914               1/30/96
Latvia           YOUR LIFE                  M-97-145            1/31/97
Lithuania        YOUR LIFE                  95/0455             2/15/95
Macao            BODYCOLOGY                 001849              4/15/97
Malaysia         BODYCOLOGY                 95/03342            4/13/95

                                                              Attachment 1
                                                              to Trademark
                                                        Security Agreement


                      Pending Trademark Applications
                      ------------------------------
     Country           Trademark           Serial No.          Filing Date
     -------           ---------           ----------          -----------

Malaysia         NATURAL LIFE               95/04123            5/2/95
Malaysia         PHYTO-NUTRIENTS & Design   95/07899            8/7/95
Malaysia         YOUR LIFE                  95/03344            4/13/95
Malaysia         YOUR LIFE                  004648              6/23/95
Moldova          NATURAL LIFE               250595              6/26/95
New Zealand      PHYTO-NUTRIENTS            250596              6/26/95
Nicaragua        BODYCOLOGY                 96-03851            11/1/96
Nicaragua        NATURAL LIFE               96-03852            11/1/96
Nicaragua        PHARMACIST FORMULA         96-03853            11/1/96
                 & Design
Nicaragua        YOUR LIFE                  96-03649            10/11/96
Nigeria          BODYCOLOGY                 Unknown             Unknown
Nigeria          NATURAL LIFE               Unknown             Unknown
Nigeria          PHARMACIST FORMULA         Unknown             Unknown
Panama           PHARMACIST FORMULA         077680              11/09/95
Panama           YOUR LIFE                  077681              10/9/95
Paraguay         YOUR LIFE                  Unknown             Unknown
Peru             NATURAL LIFE               4271                2/26/96
Peru             NATURAL LIFE               4270                2/26/96
Philippines      BODYCOLOGY                 108,167             5/16/96
Philippines      NATURAL LIFE               108,052             5/10/96
Philippines      PHARMACIST FORMULA         115,194             10/30/96
                 & Design

                                                              Attachment 1
                                                              to Trademark
                                                        Security Agreement


                      Pending Trademark Applications
                      ------------------------------
     Country           Trademark           Serial No.          Filing Date
     -------           ---------           ----------          -----------

Philippines      PHYTO-NUTRIENTS & Design   102,652             9/12/95
Philippines      YOUR LIFE                  102,651             9/12/95
Poland           BODYCOLOGY                 Z-159,569           5/10/96
Poland           NATURAL LIFE               Z-159,571           5/10/96
Poland           PHARMACIST FORMULA         Z-154,913           1/3/96
                 & Design
Poland           YOUR LIFE                  Z-159570            5/10/96
Qatar            YOUR LIFE                  13390               5/6/95
Romania          PHARMACIST FORMULA         36,131              8/16/95
Singapore        BODYCOLOGY                 1081/95             2/9/95
Singapore        NATURAL LIFE               3216/95             4/11/95
Singapore        PHYTO-NUTRIENTS & Design   4942/95             6/22/95
Singapore        YOUR LIFE                  1082/95             2/9/95
South Africa     YOUR LIFE                  96/13512            9/25/96
Spain            BODYCOLOGY                 1,759,188           4/30/93
Taiwan           CENTRAL-VITE               86-018394           4/16/97
Taiwan           PHARMACIST FORMULA         85-31107            6/26/96
                 & Design
Taiwan           PHYTO-NUTRIENTS & Design   84022242            5/9/95
Taiwan           YOUR LIFE                  85048280            9/24/96
Thailand         BODYCOLOGY                 282562              3/17/95
Turkey           BODYCOLOGY                 96/010115           7/8/96

                                                              Attachment 1
                                                              to Trademark
                                                        Security Agreement



                      Pending Trademark Applications
                      ------------------------------
     Country           Trademark           Serial No.          Filing Date
     -------           ---------           ----------          -----------

Turkey           PHARMACIST FORMULA         96/010116           7/8/96
                 & Design
Turkey           YOUR LIFE                  96/010114           7/8/96
Ukraine          YOUR LIFE                  95062125/T          6/28/95
United Kingdom   LEINER                     2,057,953           2/23/96
United Kingdom   PHYTO-NUTRIENTS & Design   2,060,959           3/13/96
United Kingdom   YOUR LIFE                  2,108,771           8/29/96
Vietnam          NATURAL LIFE               N-1830/96           5/11/96
Zaire            YOUR LIFE                  Unknown             Unknown

                                                                    Attachment 1
                                                                    to Trademark
                                                              Security Agreement



                  Trademark Applications in Preparation
                  -------------------------------------
                                                        Expected     Products/
   Country         Trademark         Docket No.       Filing Date    Services
   --------        ---------         ---------        -----------    --------

NONE

Item B.                          Trademark Licenses
                                 ------------------

  Country or                                            Effective   Expiration
  Territory    Trademark     Licensor       Licensee     Date          Date
  ---------    ---------     --------       --------    ---------   ----------

NONE